EXHIBIT 23



                       INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference of our report dated April 10, 2000, appearing in this Annual Report on Form 10-KSB/A of American Inflatables, Inc. for the year ended December 31, 1999.

SIEGEL & SMITH

April 12, 2000